                                                                  EXHIBIT 10.17
                                                                  Note 1





                              MODIFICATION TO PROMISSORY NOTE



    WHEREAS, on March 15, 1990, Lee Pharmaceuticals ("Maker") and Henry L. Lee, Jr. ("Holder") entered into an agreement ("Note") whereby Lee Pharmaceuticals was to pay to Henry Lee the sum of One Hundred Ninety Three Thousand Dollars; and

    WHEREAS, the parties thereto desire to modify said note,

    NOW, THEREFORE, the parties modify said note as follows:

        1. The maturity date of the note is extended from November 15, 1999, until January 1, 2005.

        2. This note may be extended for an additional five years beyond the maturity date at the option of Lee Pharmaceuticals.

        3.    All other terms and conditions of the note remain the same.



                                           RONALD G. LEE
                                           -----------------------------
                                           Lee Pharmaceuticals
                                           By:      Ronald G. Lee, President



                                           HENRY L. LEE, JR.
                                           -----------------------------
                                           Henry L. Lee, Jr.

                                                                  EXHIBIT 10.17
                                                                  Note 2


                                 MODIFICATION TO PROMISSORY NOTE



     WHEREAS, on March 15, 1993, Lee Pharmaceuticals ("Maker") and Henry L. Lee, Jr. ("Holder") entered into an agreement ("Note") whereby Lee Pharmaceuticals was to pay to Henry Lee the sum of Three Hundred Seventy One Thousand Three Hundred Thirty Four Dollars; and

     WHEREAS, the parties thereto desire to modify said note,

     NOW, THEREFORE, the parties modify said note as follows:

     1. The maturity date of the note is extended from March 15, 1993, until January 1, 2005.

     2. This note may be extended for an additional five years beyond the maturity date at the option of Lee Pharmaceuticals.

     3.    All other terms and conditions of the note remain the same.



                                          RONALD G. LEE
                                          -----------------------------
                                          Lee Pharmaceuticals
                                          By:      Ronald G. Lee, President



                                          HENRY L. LEE, JR.
                                          -----------------------------
                                          Henry L. Lee, Jr.

                                                                EXHIBIT 10.17
                                                                Note 3





                             MODIFICATION TO PROMISSORY NOTE



     WHEREAS, on December 2, 1993, Lee Pharmaceuticals ("Maker") and Henry L. Lee, Jr. ("Holder") entered into an agreement ("Note") whereby Lee Pharmaceuticals was to pay to Henry Lee the sum of One Hundred Thousand Dollars; and

     WHEREAS, the parties thereto desire to modify said note,

     NOW, THEREFORE, the parties modify said note as follows:

     1. The maturity date of the note is extended from February 14, 1997, until January 1, 2005.

     2. This note may be extended for an additional five years beyond the maturity date at the option of Lee Pharmaceuticals.

     3.    All other terms and conditions of the note remain the same.



                                          RONALD G. LEE
                                          -----------------------------------
                                          Lee Pharmaceuticals
                                          By:     Ronald G. Lee, President



                                          HENRY L. LEE, JR.
                                          -----------------------------------
                                          Henry L. Lee, Jr.

                                                                EXHIBIT 10.17
                                                                Note 4





                           MODIFICATION TO PROMISSORY NOTE



     WHEREAS, on January 26, 1994, Lee Pharmaceuticals ("Maker") and Henry L. Lee, Jr. ("Holder") entered into an agreement ("Note") whereby Lee Pharmaceuticals was to pay to Henry Lee the sum of Fifty Thousand Dollars; and

     WHEREAS, the parties thereto desire to modify said note,

     NOW, THEREFORE, the parties modify said note as follows:

    1. The maturity date of the note is extended from January 26, 1997, until January 1, 2005.

    2. This note may be extended for an additional five years beyond the maturity date at the option of Lee Pharmaceuticals.

    3.    All other terms and conditions of the note remain the same.



                                          RONALD G. LEE
                                          ---------------------------------
                                          Lee Pharmaceuticals
                                          By:      Ronald G. Lee, President



                                          HENRY L. LEE, JR.
                                          ---------------------------------
                                          Henry L. Lee, Jr.

                                                                EXHIBIT 10.17
                                                                Note 5





                                MODIFICATION TO PROMISSORY NOTE



     WHEREAS, on January 26, 1994, Lee Pharmaceuticals ("Maker") and Henry L. Lee, Jr. ("Holder") entered into an agreement ("Note") whereby Lee Pharmaceuticals was to pay to Henry Lee the sum of One Hundred Thousand Dollars; and

     WHEREAS, the parties thereto desire to modify said note,

     NOW, THEREFORE, the parties modify said note as follows:

    1. The maturity date of the note is extended from January 28, 1997, until January 1, 2005.

    2. This note may be extended for an additional five years beyond the maturity date at the option of Lee Pharmaceuticals.

    3.    All other terms and conditions of the note remain the same.



                                          RONALD G. LEE
                                          -----------------------------------
                                          Lee Pharmaceuticals
                                          By:     Ronald G. Lee, President



                                          HENRY L. LEE, JR.
                                          -----------------------------------
                                          Henry L. Lee, Jr.

                                                             EXHIBIT 10.17
                                                             Note 6



                               MODIFICATION TO PROMISSORY NOTE


     WHEREAS, on January 26, 1994, Lee Pharmaceuticals ("Maker") and Henry L. Lee, Jr. ("Holder") entered into an agreement ("Note") whereby Lee Pharmaceuticals was to pay to Henry Lee the sum of One Hundred Thousand Dollars; and

     WHEREAS, the parties thereto desire to modify said note,

     NOW, THEREFORE, the parties modify said note as follows:

    1. The maturity date of the note is extended from January 28, 1997, until January 1, 2005.

    2. This note may be extended for an additional five years beyond the maturity date at the option of Lee Pharmaceuticals.

    3.    All other terms and conditions of the note remain the same.



                                 RONALD G. LEE
                                 ------------------------------
                                 Lee Pharmaceuticals
                                 By:      Ronald G. Lee, President



                                 HENRY L. LEE, JR.
                                 ------------------------------
                                 Henry L. Lee, Jr.

                                                             EXHIBIT 10.17
                                                             Note 7





                           MODIFICATION TO PROMISSORY NOTE



     WHEREAS, on September 29, 1994, Lee Pharmaceuticals ("Maker") and Henry L. Lee, Jr. ("Holder") entered into an agreement ("Note") whereby Lee Pharmaceuticals was to pay to Henry Lee the sum of One Hundred Fifty Thousand Dollars; and

     WHEREAS, the parties thereto desire to modify said note,

     NOW, THEREFORE, the parties modify said note as follows:

    1. The maturity date of the note is extended from January 28, 1998, until January 1, 2005.

    2. This note may be extended for an additional five years beyond the maturity date at the option of Lee Pharmaceuticals.

    3.    All other terms and conditions of the note remain the same.



                                 RONALD G. LEE
                                 --------------------------------
                                 Lee Pharmaceuticals
                                 By:      Ronald G. Lee, President



                                 HENRY L. LEE, JR.
                                 --------------------------------
                                 Henry L. Lee, Jr.

                                                               EXHIBIT 10.17
                                                               Note 8





                            MODIFICATION TO PROMISSORY NOTE



     WHEREAS, on December 23, 1994, Lee Pharmaceuticals ("Maker") and Henry L. Lee, Jr. ("Holder") entered into an agreement ("Note") whereby Lee Pharmaceuticals was to pay to Henry Lee the sum of Two Hundred Fifty Thousand Dollars; and

     WHEREAS, the parties thereto desire to modify said note,

     NOW, THEREFORE, the parties modify said note as follows:

     1. The maturity date of the note is extended from June 30, 1998, until January 1, 2005.

     2. This note may be extended for an additional five years beyond the maturity date at the option of Lee Pharmaceuticals.

     3.    All other terms and conditions of the note remain the same.


                                 RONALD G. LEE
                                 -------------------------------
                                 Lee Pharmaceuticals
                                 By:      Ronald G. Lee, President



                                 HENRY L. LEE, JR.
                                 -------------------------------
                                 Henry L. Lee, Jr.

                                                                  EXHIBIT 10.17
                                                                  Note 9

                                    STRAIGHT NOTE


  $250,000.00               South El Monte, California        January 1, 1995

     For value received, Lee Pharmaceuticals promises to pay Lee Foundation or order, at South El Monte, California the sum of TWO HUNDRED AND FIFTY THOUSAND DOLLARS, with interest from February 12, 1992 on unpaid principal at the rate of Imperial Bank Prime Rate per cent per annum; principal payable on January 1, 2005. Interest shall be calculated on the basis of the unpaid principal balance daily, based on a 365 day year, actual day month, payable monthly. Principal and interest shall be payable in lawful money of the United States. If action be instituted on this note, I promise to pay such sum as the Court may fix as attorney's fees. At Lee Pharmaceuticals option this note could be extended for an additional five years beyond the above maturity date. This note is secured by the product brand. This note replaces another note dated February 12, 1992, which is the reason interest runs from February 12, 1992.



January 3, 1995                       RONALD G. LEE
--------------------------            -----------------------------------------
Date                                  Lee Pharmaceuticals - Ronald G. Lee


January 3, 1995                       MICHAEL L. AGRESTI
--------------------------            -----------------------------------------
Date                                  Lee Pharmaceuticals - Michael L. Agresti

                                                                  EXHIBIT 10.17
                                                                  Note 10


                                   STRAIGHT NOTE


  $150,000.00        South El Monte, California    January 1, 1995

     For value received, Lee Pharmaceuticals promises to pay Lee Foundation or order, at South El Monte, California the sum of ONE HUNDRED AND FIFTY THOUSAND DOLLARS, with interest from February 12, 1992, on unpaid principal at the rate of Imperial Bank Prime Rate per cent per annum; principle payable on January 1, 2005. Interest shall be calculated on the basis of the unpaid principal balance daily, based on a 365 day year, actual day month, payable monthly. Principal and interest shall be payable in lawful money of the United States. If action be instituted on this note, I promise to pay such sum as the Court may fix as attorney's fees. At Lee Pharmaceuticals option this note could be extended for an additional five years beyond the above maturity date. This note is secured by the product brand. This note replaces another note dated February 12, 1992, which is the reason interest runs from February 12, 1992.


January 3, 1995               RONALD G. LEE
------------------------      ----------------------------------------
Date                          Lee Pharmaceuticals - Ronald G. Lee


January 3, 1995               MICHAEL L. AGRESTI
------------------------      ----------------------------------------
Date                          Lee Pharmaceuticals - Michael L. Agresti

                                                             EXHIBIT 10.17
                                                             Note 11


                              STRAIGHT NOTE


   $10,000         South El Monte, California      January 1, 1995
---------------


        For value received, Lee Pharmaceuticals promises to pay Cassandra Karazissis or order, at South El Monte, California the sum of TEN THOUSAND DOLLARS, with interest from January 1, 1992, on unpaid principal at the rate of Imperial Bank Prime Rate per cent per annum; principal payable on January 1, 2005. Interest shall be calculated on the basis of the unpaid principal balance daily, based on a 365 day year, actual day month, payable monthly. Principal and interest shall be payable in lawful money of the United States. If action be instituted on this note, I promise to pay such sum as the Court may fix as attorney's fees. At Lee Pharmaceuticals option this note could be extended for an additional five years beyond the above maturity date. This note is secured by the product brand. This note replaces another note dated December 26, 1991, which is the reason interest runs from January 1, 1992.



January 3, 1995                         RONALD G. LEE
-------------------------               ----------------------------------------
Date                                    Lee Pharmaceuticals - Ronald G. Lee


January 3, 1995                         MICHAEL L. AGRESTI
-------------------------               ----------------------------------------
Date                                    Lee Pharmaceuticals - Michael L. Agresti

                                                                EXHIBIT 10.17
                                                                Note 12



                                 STRAIGHT NOTE


        $10,000         South El Monte, California        January 1, 1995
----------------


        For value received, Lee Pharmaceuticals promises to pay Diana Lee Karazissis or order, at South El Monte, California the sum of TEN THOUSAND DOLLARS, with interest from January 1, 1992, on unpaid principal at the rate of Imperial Bank Prime Rate per cent per annum; principal payable on January 1, 2005. Interest shall be calculated on the basis of the unpaid principal balance daily, based on a 365 day year, actual day month, payable monthly. Principal and interest shall be payable in lawful money of the United States. If action be instituted on this note, I promise to pay such sum as the Court may fix as attorney's fees. At Lee Pharmaceuticals option this note could be extended for an additional five years beyond the above maturity date. This note is secured by the product brand. This note replaces another note dated December 26, 1991, which is the reason interest runs from January 1, 1992.



January 3, 1995                  RONALD G. LEE
-------------------------        ----------------------------------------
Date                             Lee Pharmaceuticals - Ronald G. Lee


January 3, 1995                  MICHAEL L. AGRESTI
-------------------------        ----------------------------------------
Date                             Lee Pharmaceuticals - Michael L. Agresti

                                                                EXHIBIT 10.17
                                                                Note 13



                                     STRAIGHT NOTE


        $10,000             South El Monte, California        January 1, 1995
--------------------


        For value received, Lee Pharmaceuticals promises to pay Kristopher Karazissis or order, at South El Monte, California the sum of TEN THOUSAND DOLLARS, with interest from January 1, 1992, on unpaid principal at the rate of Imperial Bank Prime Rate per cent per annum; principal payable on January 1, 2005. Interest shall be calculated on the basis of the unpaid principal balance daily, based on a 365 day year, actual day month, payable monthly. Principal and interest shall be payable in lawful money of the United States. If action be instituted on this note, I promise to pay such sum as the Court may fix as attorney's fees. At Lee Pharmaceuticals option this note could be extended for an additional five years beyond the above maturity date. This note is secured by the product brand. This note replaces another note dated December 26, 1991, which is the reason interest runs from January 1, 1992.



January 3, 1995                  RONALD G. LEE
-------------------------        ----------------------------------------
Date                             Lee Pharmaceuticals - Ronald G. Lee


January 3, 1995                  MICHAEL L. AGRESTI
-------------------------        ----------------------------------------
Date                             Lee Pharmaceuticals - Michael L. Agresti

                                                                EXHIBIT 10.17
                                                                Note 14



                                     STRAIGHT NOTE


        $10,000            South El Monte, California         January 1, 1995
---------------


     For value received, Lee Pharmaceuticals promises to pay Nick Karazissis or order, at South El Monte, California the sum of TEN THOUSAND DOLLARS, with interest from January 1, 1992, on unpaid principal at the rate of Imperial Bank Prime Rate per cent per annum; principal payable on January 1, 2005. Interest shall be calculated on the basis of the unpaid principal balance daily, based on a 365 day year, actual day month, payable monthly. Principal and interest shall be payable in lawful money of the United States. If action be instituted on this note, I promise to pay such sum as the Court may fix as attorney's fees.
At Lee Pharmaceuticals option this note could be extended for an additional five years beyond the above maturity date. This note is secured by the product brand. This note replaces another note dated December 26, 1991, which is the reason interest runs from January 1, 1992.




January 3, 1995                  RONALD G. LEE
-------------------------        ----------------------------------------
Date                             Lee Pharmaceuticals - Ronald G. Lee


January 3, 1995                  MICHAEL L. AGRESTI
-------------------------        ----------------------------------------
Date                             Lee Pharmaceuticals - Michael L. Agresti

                                                                 EXHIBIT 10.17
                                                                 Note 15


                                 STRAIGHT NOTE


        $10,000      South El Monte, California          January 1, 1995

        For value received, Lee Pharmaceuticals promises to pay Nickie Karazissis or order, at South El Monte, California the sum of TEN THOUSAND DOLLARS, with interest from January 1, 1992, on unpaid principal at the rate of Imperial Bank Prime Rate per cent per annum; principal payable on January 1, 2005. Interest shall be calculated on the basis of the unpaid principal balance daily, based on a 365 day year, actual day month, payable monthly. Principal and interest shall be payable in lawful money of the United States.
 If action be instituted on this note, I promise to pay such sum as the Court may fix as attorney's fees. At Lee Pharmaceuticals option this note could be extended for an additional five years beyond the above maturity date. This note is secured by the product brand. This note replaces another note dated December 26, 1991, which is the reason interest runs from January 1, 1992.




January 3, 1995                      RONALD G. LEE
---------------------                ------------------------------------------
Date                                 Lee Pharmaceuticals - Ronald G. Lee


January 3, 1995                      MICHAEL L. AGRESTI
---------------------                ------------------------------------------
Date                                 Lee Pharmaceuticals - Michael L. Agresti

                                                                  EXHIBIT 10.17
                                                                  Note 16



                                STRAIGHT NOTE


     $10,000         South El Monte, California    January 1, 1995

     For value received, Lee Pharmaceuticals promises to pay Megan Amy Lee or order, at South El Monte, California the sum of TEN THOUSAND DOLLARS, with interest from January 1, 1992, on unpaid principal at the rate of Imperial Bank Prime Rate per cent per annum; principal payable on January 1, 2005. Interest shall be calculated on the basis of the unpaid principal balance daily, based on a 365 day year, actual day month, payable monthly. Principal and interest shall be payable in lawful money of the United States. If action be instituted on this note, I promise to pay such sum as the Court may fix as attorney's fees. At Lee Pharmaceuticals option this note could be extended for an additional five years beyond the above maturity date. This note is secured by the product brand. This note replaces another note dated December 26, 1991, which is the reason interest runs from January 1, 1992.



January 3, 1995                      RONALD G. LEE
---------------------                ------------------------------------------
Date                                 Lee Pharmaceuticals - Ronald G. Lee


January 3, 1995                      MICHAEL L. AGRESTI
---------------------                ------------------------------------------
Date                                 Lee Pharmaceuticals - Michael L. Agresti

                                                                 EXHIBIT 10.17
                                                                 Note 17



                              STRAIGHT NOTE


     $10,000         South El Monte, California    January 1, 1995

     For value received, Lee Pharmaceuticals promises to pay Henry L. Lee IV or order, at South El Monte, California the sum of TEN THOUSAND DOLLARS, with interest from January 1, 1992, on unpaid principal at the rate of Imperial Bank Prime Rate per cent per annum; principal payable on January 1, 2005. Interest shall be calculated on the basis of the unpaid principal balance daily, based on a 365 day year, actual day month, payable monthly. Principal and interest shall be payable in lawful money of the United States. If action be instituted on this note, I promise to pay such sum as the Court may fix as attorney's fees. At Lee Pharmaceuticals option this note could be extended for an additional five years beyond the above maturity date. This note is secured by the product brand. This note replaces another note dated December 26, 1991, which is the reason interest runs from January 1, 1992.



January 3, 1995                      RONALD G. LEE
-----------------------              ------------------------------------------
Date                                 Lee Pharmaceuticals - Ronald G. Lee


January 3, 1995                      MICHAEL L. AGRESTI
-----------------------              ------------------------------------------
Date                                 Lee Pharmaceuticals - Michael L. Agresti

                                                                 EXHIBIT 10.17
                                                                 Note 18



                                STRAIGHT NOTE


        $10,000      South El Monte, California          January 1, 1995

        For value received, Lee Pharmaceuticals promises to pay Debbie Lee or order, at South El Monte, California the sum of TEN THOUSAND DOLLARS, with interest from January 1, 1992, on unpaid principal at the rate of Imperial Bank Prime Rate per cent per annum; principal payable on January 1, 2005. Interest shall be calculated on the basis of the unpaid principal balance daily, based on a 365 day year, actual day month, payable monthly. Principal and interest shall be payable in lawful money of the United States. If action be instituted on this note, I promise to pay such sum as the Court may fix as attorney's fees. At Lee Pharmaceuticals option this note could be extended for an additional five years beyond the above maturity date. This note is secured by the product brand. This note replaces another note dated December 26, 1991, which is the reason interest runs from January 1, 1992.



January 3, 1995                         RONALD G. LEE
----------------------------            ---------------------------------
Date                                    Lee Pharmaceuticals - Ronald G. Lee


January 3, 1995                         MICHAEL L. AGRESTI
----------------------------            ---------------------------------
Date                                    Lee Pharmaceuticals - Michael L. Agresti

                                                                  EXHIBIT 10.17
                                                                  Note 19



                               STRAIGHT NOTE


        $10,000      South El Monte, California          January 1, 1995

        For value received, Lee Pharmaceuticals promises to pay Ronald G. Lee or order, at South El Monte, California the sum of TEN THOUSAND DOLLARS, with interest from November 22, 1993, on unpaid principal at the rate of Imperial Bank Prime Rate per cent per annum; principal payable on January 1, 2005. Interest shall be calculated on the basis of the unpaid principal balance daily, based on a 365 day year, actual day month, payable monthly. Principal and interest shall be payable in lawful money of the United States. If action be instituted on this note, I promise to pay such sum as the Court may fix as attorney's fees. At Lee Pharmaceuticals option this note could be extended for an additional five years beyond the above maturity date. This note is secured by the product brand. This note replaces another note dated November 22, 1993, which is the reason interest runs from November 22, 1993.





January 3, 1995                       RONALD G. LEE
-------------------------             -----------------------------------------
Date                                  Lee Pharmaceuticals - Ronald G. Lee


January 3, 1995                       MICHAEL L. AGRESTI
-------------------------             -----------------------------------------
Date                                  Lee Pharmaceuticals - Michael L. Agresti